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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

               ---------------------------------

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

               Commission File Number: 000-24459


                        ACCESSTEL, INC.
                       -----------------
                   (Exact name of registrant)


           Utah                               59-2159271
          --------                             ----------
(State of incorporation)          (I.R.S. Employer Identification No.)


          2904 E. Shady Lane, Highland Ranch, CO 80216
   ----------------------------------------------------------
     (Address of principal executive offices and zip code)


                         (720) 404-1302
                (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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
Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On October 13, 2004, Accesstel, Inc. ("we" or the "Company") completed the acquisition of Global Invest Holdings, Inc., a New Jersey corporation ("Global Invest"). Global Invest is a holding company with three separate wholly-owned entities specializing in the manufacture and distribution of textile products manufactured in Lebanon and distributed primarily in the United States. Global Invest has two manufacturing facilities as well as a separate sales and distribution office. The three wholly-owned entities entities are: Asiatic Industries, LLC, which is responsible for sales, marketing and distribution; Authentic Garment Industries, SAL, responsible for production of textiles; and Textile Industries, SAL, also responsible for production of textiles. Global Invest has over 1500 employees and emphasizes a humanitarian approach to textile production.
     In connection with the acquisition of Global Invest from its six stockholders, we issued them an aggregate of 25,000,000 shares of our common stock.

Item 3.02.     Unregistered Sales of Equity Securities.


Date
Title and Amount*
Purchaser
Underwriter
Total Offering
Price/

Underwriting
Discounts


October
13, 2004
25,000,000 shares of common
stock issued to the six
stockholders of Global
Invest Holdings, Inc. in
connection with its
acquisition by the Company
Stockholders
of Global
Invest
Holdings,
Inc.
     NA
$___ per share/NA

* The common stock listed in the table was issued to a limited number of investors and therefore the transactions were exempt from registration under
Section 4(2) of the Securities Act, as transactions not involving any public offering.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit No.                        Description

     10.3           Agreement, dated August 30, 2004, between the Company
                         and Global Invest Holdings, Inc.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESSTEL, INC.

Dated:  October 18, 2004              By:    /s/ Kevin Marion
                                       --------------------------------------
                                          Kevin Marion
                                          Chief Executive Officer